UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 27, 2012 (November 21, 2012)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

Acquisition of Behavioral Centers of America, LLC

On November 21, 2012, Commodore Acquisition Sub, LLC, a Delaware limited liability company (“BCA Buyer”) and wholly-owned subsidiary of Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia”), entered into an Acquisition Agreement (the “Acquisition Agreement”) with Behavioral Centers of America, LLC, a Delaware limited liability company (“BCA”), Behavioral Centers of America Holdings, LLC, a Delaware limited liability company (“Holdings”), Linden BCA Blocker Corp., a Delaware corporation (“Linden Blocker”), SBOF-BCA Holdings Corporation, a Delaware corporation (“Siguler Blocker”), HEP BCA Holdings Corp., a Delaware corporation (“HEP Blocker” and together with Linden Blocker and Siguler Blocker, the “Blockers”), Siguler Guff Small Buyout Opportunities Fund, LP, a Delaware limited partnership, and Siguler Guff Small Buyout Opportunities Fund (F), LP, a Delaware limited partnership (together, “Siguler”), Health Enterprise Partners, L.P., a Delaware limited partnership, and HEP BCA Co-Investors, LLC, a Delaware limited liability company (together, “HEP”), and Linden Capital Partners A, LP, a Delaware limited partnership (“Linden” and, together with Holdings, Siguler and HEP, the “BCA Sellers”).

Under the terms of the Acquisition Agreement, (i) Linden, Siguler and HEP will sell to BCA Buyer, and BCA Buyer will buy from Linden, Siguler and HEP, all of the outstanding capital stock of the Blockers, and (ii) Holdings will sell to BCA Buyer and BCA Buyer will buy from Holdings, all of the outstanding membership interests of BCA held by Holdings, such that BCA Buyer will own, directly or indirectly, all of the outstanding membership interests of BCA. BCA is engaged in the business of owning, operating and managing behavioral healthcare facilities. Acadia joined the Acquisition Agreement for the purpose of guarantying BCA Buyer’s obligations under the Acquisition Agreement. The companies expect to close the transaction, subject to the closing conditions described below, in late December 2012. The aggregate purchase price for the transaction to be paid by BCA Buyer to the BCA Sellers is $145.0 million in cash, as adjusted for net working capital at closing.

The Acquisition Agreement contains customary representations, warranties, covenants and indemnities. Consummation of the transaction is subject to various conditions, including expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), and other customary closing conditions. The Acquisition Agreement contains termination rights, including a right for either party to terminate the Acquisition Agreement if the closing has not occurred on or before December 31, 2012, subject to certain conditions.

The foregoing summary of the Acquisition Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Acquisition Agreement attached as Exhibit 2.1 and incorporated herein by reference.

Acquisition of AmiCare Behavioral Centers, LLC

On November 23, 2012, Acadia entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with 2C4K, LP, a Texas limited partnership (“2C4K”), ARTC Acquisitions, Inc., a Delaware corporation (“ARTC,” and together with 2C4K, each an

“AmiCare Seller” and collectively, the “AmiCare Sellers”), and Acadia Vista, LLC, a Delaware limited liability company and wholly-owned subsidiary of Acadia (“AmiCare Buyer”). Under the terms of the Purchase Agreement, the AmiCare Sellers will sell to AmiCare Buyer, and AmiCare Buyer will buy from the AmiCare Sellers, all of the outstanding membership interests of AmiCare Behavioral Centers, LLC, a Delaware limited liability company (“AmiCare”). AmiCare and its subsidiaries are engaged in the business of owning, operating and managing behavioral healthcare facilities. Acadia joined the Purchase Agreement for the purpose of being responsible, on a joint and several basis, with AmiCare Buyer for the payment and performance of all of the obligations of AmiCare Buyer arising under the Purchase Agreement. The companies expect to close the transaction, subject to the closing conditions described below, in late December 2012. The purchase price for the transaction to be paid by AmiCare Buyer to the AmiCare Sellers is $113.0 million in cash, as adjusted for net working capital at closing.

The Purchase Agreement contains customary representations, warranties, covenants and indemnities. Consummation of the transaction is subject to various conditions, including expiration or termination of applicable waiting periods under HSR, receipt of material governmental and other third party consents and approvals and other customary closing conditions. The Purchase Agreement contains termination rights, including a right for either party to terminate the Purchase Agreement if the closing has not occurred on or before December 31, 2012, subject to certain conditions.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement attached as Exhibit 2.2 and incorporated herein by reference.

Item 8.01	Other Events.

On November 27, 2012, Acadia issued a press release announcing entry into the Acquisition Agreement and the Purchase Agreement. A copy of the press release is attached as Exhibit 99 hereto, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Acquisition Agreement, dated as of November 21, 2012, by and among Commodore Acquisition Sub, LLC, Behavioral Centers of America, LLC, Behavioral Centers of America Holdings, LLC, Linden BCA Blocker Corp., SBOF-BCA Holdings Corporation, HEP BCA Holdings Corp., Siguler Guff Small Buyout Opportunities Fund, LP, Siguler Guff Small Buyout Opportunities Fund (F), LP, Health Enterprise Partners, L.P., and Linden Capital Partners A, LP*

2.2	Membership Interest Purchase Agreement, dated as of November 23, 2012, by and among 2C4K, LP, ARTC Acquisitions, Inc., Acadia Vista, LLC and Acadia Healthcare Company, Inc.*

99	Press Release of Acadia Healthcare Company, Inc., dated November 27, 2012

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Acadia agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: November 27, 2012	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Acquisition Agreement, dated as of November 21, 2012, by and among Commodore Acquisition Sub, LLC, Behavioral Centers of America, LLC, Behavioral Centers of America Holdings, LLC, Linden BCA Blocker Corp., SBOF-BCA Holdings Corporation, HEP BCA Holdings Corp., Siguler Guff Small Buyout Opportunities Fund, LP, Siguler Guff Small Buyout Opportunities Fund (F), LP, Health Enterprise Partners, L.P., and Linden Capital Partners A, LP*

2.2	Membership Interest Purchase Agreement, dated as of November 23, 2012, by and among 2C4K, LP, ARTC Acquisitions, Inc., Acadia Vista, LLC and Acadia Healthcare Company, Inc.*

99	Press Release of Acadia Healthcare Company, Inc., dated November 27, 2012

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Acadia agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.